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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 24, 1998

                              DAOU SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


                0-22073                         330284454
       (Commission File Number)       (IRS Employer Identification No.)


               5120 Shoreham Place, San Diego, California  92122
         (Address of principal executive offices, including zip code)


                                (619) 452-2221
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     DAOU Systems, Inc. (the "Registrant") incorporates by reference herein the press release dated August 25, 1998, with respect to the Registrant's announcement of the filing of a purported class action lawsuit ("Adele Brody v. DAOU Systems, Inc., Georges J. Daou, Daniel J. Daou, Fred C. McGee, David
W. Jahns and John H. Moragne") filed against the Registrant in the U.S. District Court of the Southern District of California. The lawsuit was filed on August 24, 1998 as a purported class action by the plaintiff, on behalf of herself and all others similarly situated. The named individual defendants, Georges J. Daou, Daniel J. Daou, Fred C. McGee, David W. Jahns and John H. Moragne, are directors and/or executive officers of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (i)  Exhibit 99.1 -- Press Release dated August 25, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 1998                DAOU SYSTEMS, INC.


                                     By: /s/ Fred C. McGee
                                        ----------------------------------------
                                        Fred C. McGee, Executive Vice President,
                                        Chief Financial Officer and Secretary





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